Revenues, net	6 Months Ended
Jun. 30, 2026
Revenue from Contract with Customer [Abstract]
Revenues, net

14. Revenues, net:

The Company disaggregates its revenue from contracts with customers by the type of charter (time charters and spot voyage charters). The following table presents the Company’s revenue disaggregated by revenue source for the six-month periods ended June 30, 2025 and 2026:

	Six months ended June 30,
	2025	2026
Revenues derived from spot voyage charters, net	$2,167	$1,112
Revenues derived from time charters, net	16,589	20,998
Revenues, net	$18,756	$22,110

The Company does not disclose the value of unsatisfied performance obligations for contracts with an original expected length of one year or less, in accordance with the optional exception in ASC 606.

The following table presents the Company’s net trade accounts receivable disaggregated by revenue source as of December 31, 2025 and June 30, 2026:

	December 31, 2025	June 30, 2026
Trade accounts receivable from spot voyage charters	$4	$4
Trade accounts receivable from time charters	2,003	3,357
Total	$2,007	$3,361

Revenues for the six-month periods ended June 30, 2025 and 2026, deriving from significant charterers individually accounting for 10% or more of revenues (in percentages of total revenues), were as follows:

	Six months ended June 30,
Charterer	2025	2026
A	—	33%
B	24%	16%
C	—	14%
D	11%	—
E	20%	—
F	11%	—
Total	66%	63%

PYXIS TANKERS INC.

Notes to the unaudited interim Consolidated Financial Statements

(Expressed in thousands of U.S. dollars, except for share and per share data)